Federated Hermes Project and Trade Finance Tender Fund
TICKER XPTFX

SUPPLEMENT TO PROSPECTUS DATED JULY 28, 2020
Effective April 1, 2021, the total annual fund operating expenses of Federated Hermes Project and Trade Finance Tender Fund (the “Fund”) will be reduced from 0.70% to 0.40%. In connection with this expense reduction, the Fund’s Fee Table and Example and Appendix A Hypothetical Investment and Expense Information Table have been revised accordingly.
1. Under the heading entitled “Summary of Fund Expenses,” please delete the Fee Table and Example in their entirety and replace them with the following:
“Summary of Fund Expenses
The purpose of the table below is to help you understand all fees and expenses that you, as a Shareholder, would bear directly or indirectly.
Shareholder Transaction Expenses
Sales Load paid by you (as a percentage of offering price)	None
Annual Expenses (percentage of net assets attributable to Shares)
Management Fee	0.50%
Other Expenses[1]	0.61%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	1.13%
Fee Waiver and/or Expense Reimbursements[2]	(0.71)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements	0.42%
EXAMPLE
The following example illustrates the expenses that you would pay on a $1,000 investment in Shares, for the time periods indicated and then redeem or hold all of your Shares at the end of those periods assuming (1) total annual expenses of 1.13% of net assets attributable to the Shares and (2) a 5% annual return:*
1 Year	$12
3 Years	$36
5 Years	$62
10 Years	$137
The example should not be considered a representation of future expenses.Actual expenses may be higher or lower.
*
 The example assumes that the Operating Expenses (excluding any sales loads on reinvested dividends, fee waivers and/or expense reimbursements) set forth in the Annual Expenses table above are as shown and remain the same for each year, and that all dividends and distributions are reinvested at net asset value. The expenses used to calculate the Fund’s examples do not include fee waivers or expense reimbursements. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
1
 Other Expenses” include the Fund’s operating expenses, including professional fees, transfer agency fees, administration fees, custody fees, offering costs and other operating expenses and are estimated for the current fiscal year.

 The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses, proxy-related expenses, premiums for risk insurance policies on portfolio securities and certain legal fees related to specific investments paid by the Fund, if any) paid by the Fund’s Shares (after the waivers and/or reimbursements) will not exceed 0.40% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) April 1, 2022; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund’s Board of Trustees.”

2. Under the heading entitled “Appendix A: Hypothetical Investment and Expense Information,” please delete the table in its entirety and replace it with the following:
FEDERATED HERMES PROJECT AND TRADE FINANCE TENDER FUND
ANNUAL EXPENSE RATIO: 1.13%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$1,000.00	$50.00	$1,050.00	$11.52	$1,038.70
2	$1,038.70	$51.94	$1,090.64	$11.96	$1,078.90
3	$1,078.90	$53.95	$1,132.85	$12.43	$1,120.65
4	$1,120.65	$56.03	$1,176.68	$12.91	$1,164.02
5	$1,164.02	$58.20	$1,222.22	$13.41	$1,209.07
6	$1,209.07	$60.45	$1,269.52	$13.93	$1,255.86
7	$1,255.86	$62.79	$1,318.65	$14.47	$1,304.46
8	$1,304.46	$65.22	$1,369.68	$15.03	$1,354.94
9	$1,354.94	$67.75	$1,422.69	$15.61	$1,407.38
10	$1,407.38	$70.37	$1,477.75	$16.21	$1,461.85
Cumulative		$596.70		$137.48
March 23, 2021

Federated Hermes Project and Trade Finance Tender Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455397 (3/21)
© 2021 Federated Hermes, Inc.